Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,500,000.00
Previously Paid Amount	2,112.78
Total Fee Amount	5,178.75
Total Offset Amount	0.00
Net Fee	$ 3,065.97